UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2007

SIERRA MONITOR CORPORATION

(Exact name of registrant as specified in its charter)

California	000-7441	95-2481914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1991 Tarob Court Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 262-6611
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition.

On August 1, 2007, Sierra Monitor Corporation issued a press release announcing results for the second quarter ended June 30, 2007.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

99.1

Text of press Release issued by Sierra Monitor Corporation dated August 1, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2007	Sierra Monitor Corporation

/s/ Gordon R. Arnold
Gordon R. Arnold, President

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Text of press release issued by Sierra Monitor Corporation dated August 1, 2007

Sierra Monitor Corporation Announces Financial Results for the Second Quarter and Six Months Ended

June 30, 2007

Sales Up 33% Year-Over-Year

Achieved Eighth Consecutive Quarter of Profitability

Milpitas, California – August 1, 2007 – Sierra Monitor Corporation (OTC: SRMC.OB), a leading designer and manufacturer of product solutions that enhance safety, efficiency and communications capabilities in both process control and building automation industries, today announced financial results for the second quarter and six months ended June 30, 2007.

Financial Highlights

•

Record second quarter sales of $3.4 million, an increase of 33% year-over-year

•

Second quarter operating income was $437,000, compared to $143,000 in the second quarter of the prior year

•

Achieved eighth consecutive quarter of profitability

Second Quarter 2007 Business Highlights

•

Sales of gas detection systems increased 68% year-over-year

•

Sales of gas detection systems to the U.S. Navy quadrupled year-over-year

•

Received major contract from a variable speed drive manufacturer for customized ProtoCessor product engineering and manufacturing

•

Second quarter book to bill ratio of 1.2: 1

Second Quarter and First Six Months 2007 Financial Results

Total sales for the quarter ended June 30, 2007 were $3.4 million, an increase of 33% from $2.6 million reported for the same period of 2006.  For the six months ended June 30, 2007, sales increased 21% to $6.2 million, compared to $5.2 million for the same period of 2006.

Sierra Monitor posted GAAP net income of $260,125, or $0.02 per share (basic and diluted), for the quarter ended June 30, 2007, compared to GAAP net income of $87,210, or $0.01 per share (basic and diluted), for the same period of 2006. Sierra Monitor posted GAAP net income of $304,264, or $0.03 per share (basic and diluted), for the six months ended June 30, 2007, compared to GAAP net income of $134,122, or $0.01 per share (basic and diluted), for the same period of 2006.

Sierra Monitor posted non-GAAP net income of $346,084, or $0.03 per share (basic and diluted), for the quarter ended June 30, 2007, compared to non-GAAP net income of $134,618, or $0.01 per share (basic and diluted), for the same period of 2006. Sierra Monitor posted non-GAAP net income of $428,193, or $0.04 per share (basic and diluted), for the six months ended June 30, 2007, compared to non-GAAP net income of $266,496, or $0.02 per share (basic and diluted), for the same period of  2006.

“Our record sales and efficient operations in the second quarter continue a string of eight consecutive profitable quarters.  With our strong bookings and an ending backlog of over $3 million, I am optimistic about our ability to continue to support our growth,” said Gordon Arnold, Chairman and Chief Executive Officer. “In the past several months, we have invested in infrastructure improvements to maintain our efficiency and ability to respond to our customers needs.  I am very pleased with the Sierra Monitor team’s performance and their excellent results in the second quarter of 2007.”

Cash Position

Sierra Monitor had $436,000 in cash at June 30, 2007.  Trade receivables at June 30, 2007 were $1,950,000.  The Company’s Days Sales Outstanding in Accounts Receivable (DSO’s) was 51 days.

About Sierra Monitor Corporation

Sierra Monitor Corporation is a leading designer and manufacturer of product solutions that enhance safety, efficiency and communications capabilities in both process control and building automation industries. The four primary product groups are:

•

Hazardous Gas Detection Systems - used in a wide variety of industries, including chemical/petrochemical, wastewater treatment, transportation and oil and gas industries.

•

Telecom Site Management Products - used by telecommunications companies to monitor, manage and control HVAC, safety and security in remote environmental enclosures.

•

FieldServer - protocol translator/gateways provide the interoperability desired in the process control and building automation industries.

•

ProtoCessor - protocol coprocessor is an OEM solution for product designers who seek to incorporate an embedded solution to allow output to widely accepted protocols.

Sierra Monitor has over 25 years of industry experience and more than 15,000 installations worldwide.

Safe Harbor Statement

This release includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, without limitation, statements relating to Sierra Monitor’s ability to support growth.  Forward-looking statements in this release are generally identified by words, such as "believes,” "anticipates," "plans," "expects," "will," "would," “guidance,” “projects” and similar expressions which are intended to identify forward-looking statements. There are a number of important factors that could cause the results of Sierra Monitor to differ materially from those indicated by such forward-looking statements, including, among others, the impact of perceived or actual weakening of economic conditions on customers' and prospective customers' spending on Sierra Monitor products and services; quarterly fluctuations in Sierra Monitor’s revenues or other operating results; periodic fluctuations in product mix resulting in significant variation of profit margins, risks related to market acceptance of Sierra Monitor’s products; customization and deployment delays or errors associated with Sierra Monitor’s products; impact of long sales and implementation cycles for certain products; and competitors' release of competitive products and other actions. Further information on potential factors that could affect the financial results of Sierra Monitor are included in risks described in Sierra Monitor’s filings with the Securities and Exchange Commission, including, without limitation, Sierra Monitor’s Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB. These filings are available on the web site maintained by the Securities and Exchange Commission at http://www.sec.gov. Sierra Monitor does not undertake any obligation to update forward-looking statements contained in this release.

Sierra Monitor Investor Relations Contact:

Steve Polcyn

(925) 548 3516

investor_relations@sierramonitor.com

TABLE A
SIERRA MONITOR CORPORATION
Statements of Operations

	For the three months ended June 30,		For the six months ended June 30,
	2007	2006	2007	2006
Net sales	$3,419,675	$2,576,745	$6,242,886	$5,156,921
Cost of goods sold	1,339,443	1,018,954	2,558,141	2,070,486
Gross profit	2,080,232	1,557,791	3,684,745	3,086,435
Operating expenses
Research and development	493,756	445,833	1,029,040	869,361
Selling and marketing	697,339	600,573	1,337,896	1,297,505
General and administrative	452,631	367,930	807,300	686,717
	1,643,726	1,414,336	3,174,236	2,853,583
Income (loss) from operations	436,506	143,455	510,509	232,852
Interest income (expense)	(2,965)	(4,801)	(3,403)	(8,725)
Income (loss) before income taxes	433,541	138,654	507,106	224,127

Income taxes (benefit) provision	173,416	51,444	202,842	90,005

Net income (loss)	$260,125	$87,210	$304,264	$134,122
Net income (loss) per share:
Basic	$0.02	$0.01	$0.03	$0.01
Diluted	$0.02	$0.01	$0.03	$0.01
Weighted-average number of shares used in per share computations:
Basic	11,075,192	11,048,213	11,066,859	11,048,213
Diluted	11,801,860	11,537,396	11,790,948	11,588,737

TABLE B
SIERRA MONITOR CORPORATION
Balance Sheet
June 30, 2007

Assets
Current assets:
Cash	$436,188
Trade receivables, less allowance for doubtful accounts of
approximately $77,000	1,950,167
Inventories, net	2,254,762
Prepaid expenses	104,626
Income taxes receivable	62,349
Deferred income taxes	244,933
Total current assets	5,053,025

Property and equipment, net	263,904
Deferred income taxes	50,921
Other assets	251,575

Total assets	$5,619,425

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$679,021
Accrued compensation expenses	358,990
Bank borrowings	200,000
Other current liabilities	301,564
Total current liabilities	1,539,575

Commitments and contingencies

Shareholders’ equity:
Common stock, $0.001 par value; 20,000,000 shares authorized;
11,075,192 shares issued and outstanding	11,075
Additional paid-in capital	3,311,274
Retained earnings	757,501
Total shareholders’ equity	4,079,850

Total liabilities and shareholders’ equity	$5,619,425

NON-GAAP FINANCIAL MEASURES

The accompanying release dated August 1, 2007 contains non-GAAP financial measures. Table C reconciles the non-GAAP financial measures in that news release to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP operating expenses, non-GAAP profit (loss) from operations and related non-GAAP profit (loss) as a percentage of revenue, non-GAAP net profit (loss) and basic and diluted non-GAAP net profit (loss) per share.

Sierra Monitor continues to provide all information required in accordance with GAAP and does not suggest or believe that non-GAAP financial measures should be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.  Sierra Monitor believes that non-GAAP financial measures provide meaningful supplemental information regarding its operating results primarily because they exclude amounts that the company does not consider part of ongoing operating results when assessing overall company performance.

We believe that our non-GAAP financial measures facilitate the comparison of results for current periods with results for past periods. We exclude the following items from non-GAAP financial measures:

Depreciation and Amortization of Tangible and Intangible Assets

In accordance with GAAP, depreciation and amortization of tangible and intangible assets includes depreciation of purchased capital assets and amortization of intangible assets including third party approval fees. We exclude these amounts from our internal measures for budget and planning purposes.

Provision for Bad Debt Expense

We maintain an allowance for doubtful accounts which is analyzed on a periodic basis to ensure that it is adequate to the best of management’s knowledge.  We exclude these amounts from our internal measures for budget and planning purposes.

Provision for Inventory Losses

We evaluate our inventories for excess or obsolescence on a quarterly basis.  Inventories identified as slow moving or obsolete are determined based on historical experience and current product demand.  The quarterly analysis is used to adjust the provision for inventory losses.  We exclude the provision for inventory losses from our internal measures for budget and planning purposes.

Share-based Compensation Expense

Our non-GAAP financial measures exclude share-based compensation expenses, which consist of expenses for stock options. While share-based compensation is an expense affecting our results of operations, management excludes share-based compensation from our budget and planning process. For these reasons, we exclude share-based compensation expenses from our non-GAAP financial measures.  We compute weighted average dilutive shares using the methods required by SFAS 128 and SFAS 123(R) for both GAAP and non-GAAP diluted net income per share.

Interest Expense

We evaluate our operating results in a manner that focuses on what management believes to be our ongoing business operations.  Our non-GAAP financial measures exclude interest expense as it is not considered to be a part of operating expenses.

Sierra Monitor refers to these non-GAAP financial measures in evaluating and measuring the performance of our ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate our internal comparisons to historical operating results.  We are reporting non-GAAP financial measures because we believe that the inclusion of comparative numbers provides consistency in our financial reporting. We compute non-GAAP financial measures using the same consistent method from quarter-to-quarter and year-to-year.

Sierra Monitor believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with Sierra Monitor's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate Sierra Monitor's financial results in conjunction with the corresponding GAAP measures. Because of these limitations, Sierra Monitor qualifies the use of non-GAAP financial information in a statement when non-GAAP information is presented. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by Sierra Monitor management that similar charges and expenses will not be incurred in subsequent periods.

TABLE C
SIERRA MONITOR CORPORATION
Reconciliation of Non-GAAP Financial Measures
to Most Directly Comparable GAAP Financial Measures
June 30, 2007

	For the three months ended		For the six months ended
	June 30,		June 30,
	2007	2006	2007	2006
Net sales	$3,419,675	$2,576,745	$6,242,886	$5,156,921
Cost of goods sold	1,339,443	1,018,954	2,558,141	2,070,486
Gross profit	2,080,232	1,557,791	3,684,745	3,086,435
Operating expenses
GAAP Operating Expenses	1,643,726	1,414,336	3,174,236	2,853,583
Depreciation and amortization	41,615	35,276	72,420	71,032
Provision for bad debt expense	14,500	8,327	12,119	7,500
Provision for inventory losses	-	(7,124)	-	31,984
Stock based compensation expense	29,844	10,929	39,390	21,858
Non GAAP Operating Expenses	1,557,767	1,366,928	3,050,307	2,721,209
Non GAAP Income (loss) from operations	522,465	190,863	634,438	365,226
Interest income (expense)	(2,965)	(4,801)	(3,403_	(8,725)
Non GAAP Income (loss) before income taxes	519,500	186,062	631,035	356,501
Income taxes (benefit) provision	173,416	51,444	202,842	90,005
Non GAAP Net income (loss)	$346,084	$134,618	$428,193	$266,496
Non GAAP Net income (loss) per share:
Basic	$0.03	$0.01	$0.04	$0.02
Diluted	$0.03	$0.01	$0.04	$0.02
Weighted-average number of shares used in per share computations
Basic	11,075,192	11,048,213	11,066,859	10,986,546
Diluted	11,801,860	11,537,396	11,790,948	10,972,379